UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Valerie Seasholtz

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Valerie Seasholtz	Dated as of March 1, 2012
Valerie Seasholtz
President, Director

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of March 1, 2012
Melissa J. T. Hall
Assistant Treasurer, Director

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry J. Kryshak	Dated as of March 1, 2012
Terry J. Kryshak
Director

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

H. Carroll Mackin

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ H. Carroll Mackin	Dated as of March 1, 2012
H. Carroll Mackin
Director

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha Mangelsen

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha Mangelsen	Dated as of March 1, 2012
Tamrha Mangelsen
Treasurer, Chief Financial Officer

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of March 1, 2012
Esther L. Nelson
Director

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

John Steven Roberts

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ John Steven Roberts	Dated as of March 1, 2012
John Steven Roberts
Chief Executive Officer, Chairman of the Board, Director

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of March 1, 2012
Paula M. SeGuin
Chief Administrative Officer, Vice President, Assistant Secretary, Director

APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 1, 2012
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343